UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2023	(	May 25, 2023)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2023, Northrim BanCorp, Inc. (the "Company") held its 2023 Annual Meeting of Shareholders (the "2023 Annual Meeting"). There were 5,700,728 shares outstanding and entitled to vote at the 2023 Annual Meeting; of those shares, 4,675,447 were present online or by proxy. The following matters were voted upon at the 2023 Annual Meeting:

•The election of 13 directors to serve on the Company's Board of Directors until the 2024 annual meeting of shareholders or until their successors have been elected and have qualified;
•The approval of the Northrim BanCorp, Inc. 2023 Stock Incentive Plan;
•The approval, by nonbinding vote, of the compensation of the Company's named executive officers;
•The approval, by nonbinding vote, of the frequency of "every year" for future advisory votes on executive compensation;and
•The ratification of the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

The following is a summary of the voting results for the matters voted upon by the shareholders:

Election of Directors

DIRECTOR	FOR	WITHHOLD	VOTES CAST	BROKER NONVOTES
Larry S. Cash	3,579,068	239,587	3,818,655	856,792
Anthony J. Drabek	3,624,665	193,990	3,818,655	856,792
Karl L. Hanneman	3,480,723	337,932	3,818,655	856,792
David W. Karp	3,548,116	270,539	3,818,655	856,792
Joseph P. Marushack	3,569,897	248,758	3,818,655	856,792
David J. McCambridge	3,624,726	193,929	3,818,655	856,792
Krystal M. Nelson	3,657,891	160,764	3,818,655	856,792
Marilyn F. Romano	3,799,585	19,070	3,818,655	856,792
Joseph M. Schierhorn	3,599,177	219,478	3,818,655	856,792
Aaron M. Schutt	3,625,650	193,005	3,818,655	856,792
John C. Swalling	3,433,907	384,748	3,818,655	856,792
Linda C. Thomas	3,563,624	255,031	3,818,655	856,792
David G. Wight	3,616,124	202,531	3,818,655	856,792

2023 Stock Incentive Plan

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
3,656,489	147,366	14,800	3,818,655	856,792

Advisory Vote (Nonbinding) on Executive Compensation

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
3,762,181	34,412	22,062	3,818,655	856,792

Future Advisory Vote (Nonbinding) on Executive Compensation

1 YEAR	2 YEAR	3 YEAR	ABSTAIN	VOTES CAST	BROKER NONVOTES
3,268,660	24,439	515,753	9,803	3,818,655	—

Ratification of Selection of Moss Adams LLP as the Company's Independent Registered Accounting Firm for Fiscal Year 2023

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,643,078	27,229	5,140	4,675,447	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 30, 2023	By:	/s/ Jed W. Ballard
Name: Jed W. Ballard
Title: EVP, Chief Financial Officer